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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 27, 2003


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
          DATED AS OF SEPTEMBER 1, 2003, PROVIDING FOR THE ISSUANCE OF
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2003-WMC2)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                    333-106982              06-1204982
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(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
        Incorporation)                File Number)       Identification Number)

  1285 Avenue of the Americas
      New York, New York                                           10019

Registrant's telephone number, including area code: (212) 713-2000



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                                       -2-

Item 5.           OTHER EVENTS

Description of the Mortgage Pool

         Mortgage Asset Securitization Transactions, Inc. (the "Registrant") plans a series of certificates, entitled MASTR Asset Securitization Trust 2003-WMC2, Mortgage Pass-Through Certificates, Series 2003-WMC2 (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of September 1, 2003, among the Registrant as depositor, Chase Manhattan Mortgage Corporation as master servicer (the "Master Servicer") and U.S. Bank National Association as trustee (the "Trustee"). The Certificates to be designated as the Series 2003-WMC2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four- family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans").

Collateral Term Sheets

         UBS Securities LLC (the "Underwriter") has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Collateral Term Sheets," in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

         The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.


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                                       -3-

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                           (a) Not applicable

                           (b) Not applicable

                           (c) Exhibits


         EXHIBIT NO.                DESCRIPTION
         -----------                -----------
             99.2                   Collateral Term Sheets (as defined in Item
                                    5) that have been provided by UBS Securities
                                    LLC to certain prospective purchasers of MASTR Asset Backed Securities Trust
                                    2003-WMC2, Mortgage Pass-Through
                                    Certificates, Series 2003-WMC2.




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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 27, 2003


                                       MORTGAGE ASSET SECURITIZATION
                                       TRANSACTIONS, INC.


                                       By: /s/ Glenn McIntyre
                                          ------------------------------
                                       Name:   Glenn McIntyre
                                       Title:  Associate Director


                                       By: /s/ Steve Warjanka
                                          ------------------------------
                                       Name:   Steve Warjanka
                                       Title:  Associate Director


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                                INDEX TO EXHIBITS


                                                                    Sequentially
  Exhibit No.    Description                                       Numbered Page
  -----------    -----------                                       -------------
     99.2        Collateral Term Sheets (as defined in Item 5) that       P
                 have been provided by UBS Securities LLC to certain prospective purchasers of MASTR Asset
                 Backed Securities Trust 2003-WMC2, Mortgage
                 Pass-Through Certificates, Series 2003-WMC2.








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                                  EXHIBIT 99.2


                                 FILED BY PAPER